UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2008

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

(702) 896-3890

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	FD Disclosure

Senior Management of Progressive Gaming International Corporation will be making several presentations to investors regarding its current business plan and recent financial and strategic agreements. An electronic copy of the presentation to be discussed with investors can obtained from www.progressivegaming.net (select “Company” and then “Investor Relations”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

Date: August 28, 2008	/s/ Heather A. Rollo
Heather A. Rollo
Executive Vice President, Chief Financial Officer and Treasurer